Summary Prospectus Supplement	June 23, 2010

Putnam International Capital Opportunities Fund Summary Prospectus dated
December 30, 2009

The second paragraph is deleted in its entirety and replaced with the following disclosure:

The fund’s prospectus and SAI, both dated 12/30/09, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 8/31/09, are incorporated by reference into this summary prospectus.

The section Your fund’s management is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Joseph Joseph, Portfolio Manager, portfolio manager of fund since 1999
Randy Farina, Portfolio Manager, portfolio manager of fund since 2004
John McLanahan, Portfolio Manager, portfolio manager of fund since 2010

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